UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 22, 2006

SENTO CORPORATION
(Exact name of registrant as specified in its charter)

Utah	000-06425	87-0284979
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

420 East South Temple, Suite 400 Salt Lake City, Utah		84111
(Address of principal executive offices)		(Zip Code)

(801) 492-2000
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01—NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On November 22, 2006, Sento Corporation received a Staff Determination indicating that the Company has failed to file its Form 10-Q for the period ended September 30, 2006, a requirement for continued listing as set forth in Marketplace Rule 4310(c)(14), and that the Company’s securities are, therefore, subject to delisting from The NASDAQ Capital Market.  The Company has requested a hearing before a Nasdaq Listing Qualifications Panel (the “Panel”) to review the Staff Determination.  There can be no assurance that the Panel will grant the Company’s request for continued listing.  Pending a decision by the Panel, the Company’s common stock will remain listed on the NASDAQ Capital Market.

The Company intends to file its quarterly report on Form 10-Q as soon as practical.

The Company issued a press release in connection with the foregoing matters on November 29, 2006, a copy of which is attached hereto as Exhibit 99.01.

Forward-Looking Statements

Statements in this report, which are not purely historical, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements encompass Sento’s beliefs, expectations, goals, hopes or intentions regarding future events.  Words such as “expects,” “intends,” “estimates,” “believes,” “anticipates,” “should” and “likely” also identify forward-looking statements.  All forward-looking statements included in this report are made as of the date hereof and are based on information available to Sento as of such date.  Sento assumes no obligation, and specifically disclaims any obligation, to update any forward-looking statement.  Actual results could differ materially from those anticipated for a number of reasons, including, among others: Sento’s stock price has historically been volatile; variations in market and economic conditions; Sento’s dependence on its limited number of key clients; failure to renew existing client contracts for continuation of services; reduction in services requested by Sento’s clients resulting in lower revenues for Sento; Sento’s ability to complete negotiations and execute client agreements; failure to complete an equity or subordinated debt financing on a timely basis; failure to maintain the listing of its common stock on NASDAQ Capital Market; risk of equipment failure and/or emergency interruption of the Customer Contact Solutions operations; and other unanticipated factors.  Risk factors, cautionary statements and other conditions, which could cause actual results to differ from the Company’s current expectations, are contained in Sento’s filings with the Securities and Exchange Commission, including Sento’s Annual Report on Form 10-KSB for the year ended March 31, 2006.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

99	Miscellaneous
99.01	Press release dated November 29, 2006	Attached

_______________

*

All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTO CORPORATION

Date: November 29, 2006

By: /s/ Anthony Sansone

      Anthony Sansone, Chief Financial Officer

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